                                FORM OF ELECTION

     This Form of Election, or a facsimile hereof (in either case, a "Form of Election"), is to accompany the certificates for shares of Common Stock, par value $0.10 per share ("Company Common Stock"), of Amscan Holdings, Inc. (the "Company") if such certificates are submitted pursuant to an election (a "Mixed Election") to receive $9.33 in cash plus a retained interest in the Company equal to one fully paid and nonassessable share of Company Common Stock for every 150,000 shares of Company Common Stock so elected (the "Mixed Consideration"), with cash being paid in lieu of any fractional shares (such retained shares, the "Mixed Election Shares"), in connection with the proposed merger (the "Merger") of Confetti Acquisition, Inc. ("Acquisition") with and into the Company.

     HOLDERS OF COMPANY COMMON STOCK WHO DO NOT WISH TO MAKE A MIXED ELECTION (ANY SUCH HOLDER, A "CASH ELECTING HOLDER") SHOULD NOT SUBMIT THIS FORM. EACH SHARE OF COMPANY COMMON STOCK OWNED BY ANY SUCH CASH ELECTING HOLDER WILL AUTOMATICALLY BE CONVERTED INTO THE RIGHT TO RECEIVE $16.50 IN CASH FROM THE COMPANY SUBJECT TO AND FOLLOWING THE MERGER. STOCKHOLDERS HOLDING LESS THAN 150,000 SHARES SHOULD NOT ELECT THE MIXED CONSIDERATION WITH RESPECT TO SUCH SHARES. STOCKHOLDERS DESIRING TO ELECT THE MIXED CONSIDERATION SHOULD CONSULT WITH THEIR FINANCIAL ADVISORS PRIOR TO MAKING A MIXED ELECTION.

     TO: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., EXCHANGE AGENT

            BY MAIL:                           BY HAND:                     BY OVERNIGHT COURIER:
          P.O. Box 3301               120 Broadway, 13(th) Floor             85 Challenger Road
  South Hackensack, New Jersey
               07606                   New York, New York 10271              Mail Drop -- Reorg.
    Attention: Reorganization          Attention: Reorganization
            Department                        Department              Ridgefield Park, New Jersey 07660
                                                                          Attention: Reorganization
                                                                                 Department

                                             BY FACSIMILE:
                                            (201) 329-8936
                                       Confirm by telephone to:
                                            (201) 296-4860

                      FOR INFORMATION CALL: (888) 213-0969

     Delivery of this Form of Election to an address, or transmission of instructions via a telecopy facsimile number, other than as set forth above, does not constitute a valid delivery.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

              [SHARES SUBMITTED FOR MIXED CONSIDERATION -- BOX I]

  ------------------------------------------------------------------------------------------------------------------
                NAME AND ADDRESS OF                                          SHARES SUBMITTED
                 REGISTERED HOLDER*                                 (ATTACH ADDITIONAL LIST IF NEEDED)
  ------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF SHARES
                                                                          TOTAL NUMBER OF SHARES       SUBMITTED
                                                         CERTIFICATE           REPRESENTED            FOR MIXED
                                                          NUMBER(S)         BY CERTIFICATE(S)      CONSIDERATION**
                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------
                                                        TOTAL SHARES OF
                                                     COMPANY COMMON  STOCK
  ------------------------------------------------------------------------------------------------------------------
 *  Only certificates registered in a single form may be submitted with this Form of Election. If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election as there are different registrations of certificates.
 ** Unless otherwise indicated, it will be assumed that all shares represented by the listed certificates are to be treated as having made a Mixed Election.
  ------------------------------------------------------------------------------------------------------------------

     IF YOU CANNOT LOCATE CERTIFICATES, YOU SHOULD CALL THE EXCHANGE AGENT AT
(888) 213-0969 (TOLL FREE) OR (212) 273-8293 (COLLECT) IMMEDIATELY TO RECEIVE INSTRUCTIONS AS TO THE STEPS YOU MUST TAKE IN ORDER TO MAKE AN EFFECTIVE SUBMISSION FOR THE MIXED CONSIDERATION.

Ladies and Gentlemen:

     In connection with the proposed merger (the "Merger") of Confetti Acquisition, Inc. ("Acquisition") with and into Amscan Holdings, Inc. (the "Company"), the undersigned hereby submits the certificate(s) for shares of Common Stock, par value $0.10 per share, of the Company ("Company Common Stock") listed above and elects, subject as set forth herein, to have all or a portion of the shares of Company Common Stock represented by such certificates as set forth above converted into the right to receive $9.33 in cash plus a retained interest in the Company equal to one fully paid and nonassessable share of Company Common Stock for every 150,000 shares of Company Common Stock so elected (the "Mixed Consideration"), with cash being paid in lieu of any fractional shares (such retained shares, the "Mixed Election Shares"), in connection with the Merger of Acquisition with and into the Company.

     It is understood that this election is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated November 14, 1997, relating to the Merger (the "Proxy Statement/Prospectus"), receipt of which is hereby acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger, dated as of August 10, 1997, as the same may be amended from time to time (the "Merger Agreement"), a conformed copy of which appears as Annex A to the Proxy Statement/ Prospectus, and (iii) the accompanying Instructions.

     Fractional shares of Company Common Stock will not be issued in the Merger. Holders of Company Common Stock who elect the Mixed Consideration and who would otherwise have been entitled to retain a fraction of a share of Company Common Stock will receive, in lieu thereof (but in addition to the $9.33 in cash to be paid for each share so elected), cash in an amount equal to $0.50 per share so elected.

     STOCKHOLDERS DESIRING TO ELECT THE MIXED CONSIDERATION SHOULD ONLY DO SO WITH RESPECT TO SHARES OF COMPANY COMMON STOCK IN WHOLE NUMBER MULTIPLES OF 150,000 SHARES. A STOCKHOLDER MAKING SUCH AN ELECTION FOR A NUMBER OF SHARES THAT IS NOT A WHOLE NUMBER MULTIPLE OF 150,000 WILL RECEIVE $9.83 PER SHARE IN CASH WITH RESPECT TO THE PORTION OF SUCH ELECTION MADE WITH RESPECT TO A NUMBER OF SHARES IN EXCESS OF A WHOLE NUMBER MULTIPLE OF 150,000. SUCH A STOCKHOLDER WOULD RECEIVE A GREATER AMOUNT OF CASH IN THE MERGER BY ELECTING THE CASH CONSIDERATION OF $16.50 PER SHARE WITH RESPECT TO THOSE SHARES WHICH ARE NOT WHOLE NUMBER MULTIPLES OF 150,000. A DESCRIPTION OF THE TREATMENT OF FRACTIONAL SHARES IN THE MERGER IS SET FORTH IN THE PROXY STATEMENT/PROSPECTUS UNDER "THE MERGER -- FRACTIONAL SHARES."

     The undersigned hereby represents and warrants that the undersigned is the registered holder of the above-described Company Common Stock with good title to such Company Common Stock and full power and authority to sell, assign and transfer such Company Common Stock represented by the enclosed certificate(s), free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and submission of such Company Common Stock. All authority conferred or agreed to be conferred in this Form of Election shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of Company Common Stock to the Company and to receive on behalf of the undersigned, for the shares of Company Common Stock represented thereby and for which an election for Mixed Consideration is made pursuant hereto, any certificate for Mixed Election Shares and any check for cash issuable in the Merger pursuant to the Merger Agreement. If certificates of Company Common Stock are not submitted herewith, there is furnished below a guarantee of delivery of such certificates representing shares of Company Common Stock from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

     Unless otherwise indicated below under Special Issuance and Payment Instructions, please issue any certificate for Mixed Election Shares and/or any check for cash issuable for shares of Company Common Stock represented by the certificates submitted herewith in the name of the registered holder(s) of such Company Common Stock. Similarly, unless otherwise indicated below under Special Delivery Instructions, please mail any certificate for shares of Company Common Stock and/or any check for cash issuable for shares of Company Common Stock represented by the Certificates submitted herewith to the registered holder(s) of the Company Common Stock at the address shown above. In the event that both the Special Delivery Instructions and the Special Issuance and Payment Instructions are completed, please issue such certificate in the name of, and mail such certificate to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Company Common Stock for which Special Delivery Instructions and/or Special Issuance and Payment Instructions have been given.

           [SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS BOX -- BOX II]

                          SPECIAL ISSUANCE AND PAYMENT
                                  INSTRUCTIONS
                         (SEE INSTRUCTIONS D.1 AND D.7)

  To be completed ONLY if the certificate representing the Mixed Election Shares and/or any check for cash issuable in the Merger pursuant to the Merger Agreement is to be issued in the name of someone other than the undersigned.

Issue
                        [ ] Certificate       [ ] Check
To:

Name
-----------------------------------------------
                                    (PLEASE PRINT)

Address
---------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                         [SPECIAL DELIVERY INSTRUCTIONS
                                BOX -- BOX III]

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS D.1 AND D.8)

  To be completed ONLY if certificate representing the Mixed Election Shares and/or any check for cash issuable in the Merger pursuant to the Merger Agreement is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail
                        [ ] Certificate       [ ] Check
To:

Name
-----------------------------------------------
                                    (PLEASE PRINT)

Address
---------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                           [SIGNATURE BOX -- BOX IV]

             SIGN HERE AND HAVE SIGNATURES GUARANTEED IF NECESSARY
                    (SEE INSTRUCTIONS D.1, D.3, D.7 AND D.8)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

(Must be signed by registered holder(s) as name(s) appear(s) on stock certificate(s) or subsequent transferee. See Instruction D.3. If signed by an attorney, trustee, executor, administrator, guardian, officer, custodian or other person acting in a representative capacity and the shares substituted herewith are registered in the name of such signatory expressly in such capacity (e.g., John Doe, as Trustee), such capacity should be indicated. See Instruction D.3)

Dated:
------------------------------

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity, if applicable:
--------------------------------------------------------------------------------

Area Code and
Telephone Number:
------------------------------

                              SIGNATURE GUARANTEE
  (REQUIRED IF EITHER "SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ARE PROVIDED ABOVE OR IF THE SIGNATURE ON CERTIFICATES
     OR STOCK POWERS MUST BE GUARANTEED. SEE INSTRUCTIONS D.1, D.3 AND D.7)


Signature(s) Guaranteed:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Name of Firm Providing Signature
                           Guarantee -- Please Print)

--------------------------------------------------------------------------------
                             (Authorized Signature)

Dated:
------------------------------, 1997

                       [GUARANTEED DELIVERY BOX -- BOX V]

                             GUARANTEE OF DELIVERY
          (TO BE USED ONLY IF CERTIFICATES ARE NOT SUBMITTED HEREWITH)

     The undersigned is:

               [ ] A member of a national securities exchange,

               [ ] A member of the National Association of Securities Dealers,
                   Inc., or

               [ ] A commercial bank or trust company having an office or correspondent in the United States;

and guarantees to deliver to the Exchange Agent the certificates for shares of Company Common Stock to which this Form of Election (as defined in the instructions hereto) relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of the Company, no later than 5:00 p.m., New York City time, no later than three NASDAQ trading days after the date of execution of this guarantee of delivery.

------------------------------------------------------                                 X
                     NAME OF FIRM                                            AUTHORIZED SIGNATURE

------------------------------------------------------      ------------------------------------------------------
                       ADDRESS                                                NAME (PLEASE PRINT)

------------------------------------------------------      ------------------------------------------------------
                       ZIP CODE                                                      TITLE

------------------------------------------------------
             (AREA CODE) TELEPHONE NUMBER                                           DATED:

                                  INSTRUCTIONS

A. SPECIAL CONDITIONS

     1. Time in Which to Elect. To be effective, an election pursuant to the terms and conditions set forth herein (a "Mixed Election") on this form of election or a facsimile hereof (in either case, a "Form of Election"), properly completed and signed and accompanied by the above-described certificates representing shares of Company Common Stock, or a proper guarantee of delivery thereof in the form set forth above, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 p.m., New York City time, on December 16, 1997 (the "Election Date"). Holders of Company Common Stock whose stock certificates are not immediately available may make an effective Mixed Election by completing a Form of Election, having the Guarantee of Delivery Box (BOX V) properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent within three NASDAQ trading days after the date of execution of such guarantee of delivery). Each share of Company Common Stock with respect to which the Exchange Agent shall have not received an effective Mixed Election prior to the Election Date outstanding at the Effective Time of the Merger will be converted into the right to receive $16.50 in cash from the Company subject to and following the Merger.

     2. Revocation of Mixed Election. Any Mixed Election may be revoked by the person who submitted this Form of Election to the Exchange Agent and the certificate(s) for shares submitted for Mixed Consideration therewith withdrawn by written notice duly executed and received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Election Date, unless Confetti Acquisition, Inc. ("Acquisition") and such person who submitted such revocation agree otherwise. Such notice must specify the person in whose name the shares of Company Common Stock to be withdrawn were submitted, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If a Mixed Election is revoked, and the certificate(s) for shares withdrawn, the Company Common Stock certificate(s) submitted for Mixed Consideration therewith will be promptly returned to the person who submitted such certificate(s).

     3. Termination of Right to Elect. If for any reason the Merger is not consummated or is abandoned, all Forms of Election will automatically be revoked and will be void and of no effect. Certificate(s) for Company Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B. MIXED ELECTION PROCEDURES

     A description of the mixed election procedures is set forth in the Proxy Statement/Prospectus under "THE MERGER -- Mixed Election; Mixed Election Procedure." A full statement of the mixed election procedures is contained in the Merger Agreement and all Mixed Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY MIXED ELECTION, A HOLDER OF COMPANY COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT/PROSPECTUS UNDER "THE MERGER -- FEDERAL INCOME TAX CONSEQUENCES."

C. RECEIPT OF MIXED ELECTION SHARES OR CHECKS

     As soon as practicable after the Effective Time of the Merger, the Exchange Agent will mail certificate(s) for Mixed Election Shares and/or cash payments by check to the holders of Company Common Stock with respect to each share of Company Common Stock which is included in any effective Mixed Election. Holders of Company Common Stock who declined to make a Mixed Election, or failed to make an effective Mixed Election, with respect to any or all of their shares will receive, for each such share, the right to receive in cash from the Company following the Merger $16.50 as soon as practicable after the certificate(s) representing such share or shares have been submitted.

     No certificates or scrip representing fractional shares of retained Company Common Stock will be issued pursuant to a Mixed Election in connection with the Merger. Each holder of shares of Company Common Stock submitted for Mixed Consideration pursuant to a Mixed Election in connection with the Merger who would otherwise have been entitled to receive a fraction of a share of retained Company Common Stock (after taking into account all shares of Company Common Stock submitted by such holder) shall receive, in lieu of such fraction, a cash payment (without interest) equal to $0.50 per share so elected.

     STOCKHOLDERS DESIRING TO ELECT THE MIXED CONSIDERATION SHOULD ONLY DO SO WITH RESPECT TO SHARES OF COMPANY COMMON STOCK IN WHOLE NUMBER MULTIPLES OF 150,000 SHARES. A STOCKHOLDER MAKING SUCH AN ELECTION FOR A NUMBER OF SHARES THAT IS NOT A WHOLE NUMBER MULTIPLE OF 150,000 WILL RECEIVE $9.83 PER SHARE IN CASH WITH RESPECT TO THE PORTION OF SUCH ELECTION MADE WITH RESPECT TO A NUMBER OF SHARES IN EXCESS OF A WHOLE NUMBER MULTIPLE OF 150,000. SUCH A STOCKHOLDER WOULD RECEIVE A GREATER AMOUNT OF CASH IN THE MERGER BY ELECTING THE CASH CONSIDERATION OF $16.50 PER SHARE WITH RESPECT TO THOSE SHARES WHICH ARE NOT WHOLE NUMBER MULTIPLES OF 150,000. A DESCRIPTION OF THE TREATMENT OF FRACTIONAL SHARES IN THE MERGER IS SET FORTH IN THE PROXY STATEMENT/PROSPECTUS UNDER "THE MERGER -- FRACTIONAL SHARES."

D. GENERAL

     1. Execution and Delivery. This Form of Election must be properly completed, dated and signed in BOX IV, and must be delivered (together with stock certificates representing the shares of Company Common Stock as to which the Mixed Election is made or with a duly signed guarantee of delivery of such certificates) to the Exchange Agent, no later than 5:00 p.m., New York City time, on the Election Date, at any of the addresses set forth above.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     2. Inadequate Space. If there is insufficient space on this Form of Election to list all your stock certificates being submitted for Mixed Consideration to the Exchange Agent, please attach a separate signed list.

     3. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form of Election and any additional attached lists should correspond exactly with the name(s) as written on the face of the certificate(s) submitted for Mixed Consideration unless the shares of Company Common Stock described on this Form of Election have been assigned by the registered holder(s), in which event this Form of Election should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

     If this Form of Election is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed.

     If this Form of Election or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form of Election.

     4. Partial Submissions. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be submitted for Mixed Consideration, fill in the number of shares which are to be so submitted in the column entitled "Shares Submitted For Mixed Consideration" in BOX I of this Form of Election. In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the registered owner(s) as soon as practicable following the Election Date. All shares represented by certificates submitted hereunder will be deemed to have been submitted for Mixed Consideration unless otherwise indicated.

     5. Lost or Destroyed Certificates. IF YOUR CERTIFICATE(S) HAVE BEEN LOST, STOLEN OR DESTROYED, YOU SHOULD CALL THE EXCHANGE AGENT AT (888) 213-0969 (TOLL
FREE) OR (212) 273-8293 (COLLECT) IMMEDIATELY TO RECEIVE INSTRUCTIONS AS TO THE STEPS YOU MUST TAKE IN ORDER TO MAKE AN EFFECTIVE SUBMISSION FOR THE MIXED CONSIDERATION.

     6. New Certificates and Checks in Same Name. If the stock certificate(s) representing Mixed Election Shares are to be registered in, or the check(s) in respect of Mixed Election Shares are to be payable to the order of, a name that is exactly the same name(s) that appear on the certificate(s) representing shares of Company Common Stock submitted for Mixed Consideration with this Form of Election, no endorsement of certificate(s) or separate stock power(s) are required.

     7. New Certificates and Checks in Different Name. If the stock certificate(s) representing Mixed Election Shares are to be registered in, or the check(s) in respect of Mixed Election Shares are to be payable to the order of, a name other than exactly the name(s) that appears on the certificate(s) representing shares of Company Common Stock submitted for Mixed Consideration herewith, such submission shall not be treated as effective by the Exchange Agent unless the certificates so submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company or correspondent in the United States.

     8. Special Delivery Instructions. If the checks are to be payable to the order of, or the certificates for Mixed Election Shares are to be registered in, the name of the registered holder(s) of shares of Company Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address by completing BOX III.

     9. Miscellaneous. A single check and a single stock certificate representing Mixed Election Shares will be issued.

     The good faith determination of the Exchange Agent as to whether Mixed Elections have been properly made or revoked with respect to shares of Company Common Stock, and as to when Mixed Elections and such revocations were received by it, shall be binding. If the Exchange Agent determines that any Mixed Election was not properly made with respect to shares of Company Common Stock, such shares will be treated by the Exchange Agent as shares which were not Mixed Election Shares at the Effective Time of the Merger, and such shares will be converted in the Merger into the right to receive $16.50 per share in cash pursuant to the terms of the Merger Agreement.

     10. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the "backup withholding" provisions of federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payments made to holders of Company Common Stock pursuant to the Merger. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in this Form of Election and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If a holder who is awaiting a TIN so indicates by writing "Applied For" on the Substitute Form W-9, the Exchange Agent will retain 31% of cash payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the certificates for Company Common Stock are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if shares of Company Common Stock are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Company Common Stock to be deemed invalidly submitted, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


 SUBSTITUTE                       PART I -- Taxpayer
 FORM W-9                         Identification Number -- For      -------------------------
 DEPARTMENT OF THE TREASURY       all accounts, enter Taxpayer    Social
                                                                  Security
                                                                  Number
 INTERNAL REVENUE SERVICE         Identification Number in the
                                  box at right. (For most         OR
                                  individuals, this is your      ---------------
                                  social security number. If you  Employer
                                  do not have a number, see       Identification
                                  Obtaining a Number in the       Number
                                  enclosed Guidelines for         "Applied For")
                                  Certification of Taxpayer       (If awaiting
                                  Identification Number on        TIN write
                                  Substitute Form W-9
                                  ("Guidelines").) Certify by
                                  signing and dating below.
                                  Note: If the account is in
                                  more than one name, see the
                                  chart in the enclosed
                                  Guidelines to determine which
                                  social security or employer
                                  identification number to give
                                  the payer.


  ---------------------------------------------------------------------------
 Payer's Request for Taxpayer     PART II -- For Payees Exempt From Backup
 Identification Number (TIN)      Withholding, see the enclosed Guidelines
                                  and complete as instructed therein.

-----------------------------------------------------------------------------

 Certification -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

SIGNATURE ___________________________________________________________________

DATE: ______________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"

                  INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature ____________________________________________________  Dated: _________

     Additional copies of this Form of Election may be obtained from ChaseMellon Shareholder Services, L.L.C. (whose telephone number is 888-213-0969).

     Questions and requests for assistance or additional copies of the Proxy Statement/Prospectus or this Form of Election may be directed to ChaseMellon Shareholder Services, L.L.C. at the address set forth below:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                              REORGANIZATION DEPT.
                            120 BROADWAY, 13TH FLOOR
                            NEW YORK, NEW YORK 10271

                           (888) 213-0969 (TOLL FREE)
                            (212) 273-8293 (COLLECT)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------
                                      GIVE THE
           FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                      NUMBER OF --
---------------------------------------------------------
  1. Individual                       The individual
  2. Two or more individuals (joint   The actual owner of
     account)                         the account or, if
                                      combined funds, the
                                      first individual on
                                      the account(1)
  3. Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
  4. a. The usual revocable savings   The grantor-
        trust account (grantor is     trustee(1)
        also trustee)
     b. So-called trust account that  The actual owner(1)
        is not a legal or valid
        trust under State law
  5. Sole proprietorship              The owner(3)

---------------------------------------------------------
                                      GIVE THE EMPLOYER
           FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                      NUMBER OF --
---------------------------------------------------------
  6. Sole proprietorship              The owner(3)
  7. A valid trust, estate, or        The legal entity(4)
     pension trust
  8. Corporate                        The corporation
  9. Association, club, religious,    The organization
     charitable, educational, or
     other tax-exempt organization
     account
 10. Partnership                      The partnership
 11. A broker or registered nominee   The broker or
                                      nominee
 12. Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
---------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4. Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
  - A foreign government or any political subdivision, agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A foreign central bank of issue.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Section 404(k) payments made by ESOP.
  - Payments made to a nominee.
Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Mortgage interest paid to you.
  - Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.